ARC Group Worldwide, Inc. 10-Q

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of ARC Group Worldwide, Inc. (the “Company”) for the quarter ended December 29, 2013, each of the undersigned, Jason T. Young, the Principal Executive Officer and Drew M. Kelley, Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 12, 2014

/s/ Jason T. Young
		Name:	Jason T. Young
		Title:	Principal Executive Officer

Dated:	February 12, 2014

/s/ Drew M. Kelley
		Name:	Drew M. Kelley
		Title:	Principal Financial Officer and
Chief Accounting Officer

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